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                       SUPPLEMENT DATED SEPTEMBER 1, 1997
                  REPLACING THE SUPPLEMENT DATED APRIL 1, 1997
                      TO PROSPECTUS DATED FEBRUARY 14, 1996
                                       OF
                            SIERRA PRIME INCOME FUND
                                  P.O. Box 5118
                       Westboro, Massachusetts 01581-5118


The Prospectus, dated February 14, 1996, as supplemented, for the Sierra Prime Income Fund (the "Fund") is amended and supplemented as follows:

In the section "MANAGEMENT OF THE FUND -- THE ADVISOR" on page 22, add the following paragraph after the third paragraph:

          On July 1, 1997, Great Western Financial Corporation ("Great Western"), the indirect parent of Sierra Advisors, the Fund's investment advisor, and Washington Mutual, Inc. ("Washington Mutual"), a publicly held financial services company, closed a previously announced Agreement and Plan of Merger resulting in the merger of Great Western with and into a wholly-owned subsidiary of Washington Mutual (the "Merger"). As a result of the Merger, Sierra Advisors is an indirect subsidiary of Washington Mutual.

In the section "MANAGEMENT OF THE FUND -- THE SUB-ADVISOR" on page 22, add the following paragraph after the third paragraph:

          On May 31, 1997, Morgan Stanley Group Inc. ("Morgan Stanley") and Dean Witter, Discover & Co. closed a previously announced Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, Morgan Stanley Group Inc. was the parent of Van Kampen American Capital Management Inc. ("Van Kampen"), the Fund's investment sub-advisor. Van Kampen is now a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE